Exhibit 99.1

LSC COMMUNICATIONS REPORTS FOURTH-QUARTER AND FULL-YEAR 2016 RESULTS AND ISSUES FULL-YEAR 2017 GUIDANCE

Chicago, February 23, 2017 – LSC Communications, Inc. (NYSE: LKSD) today reported financial results for the fourth quarter of 2016 and guidance for the full year of 2017.

4Q 2016 Highlights:

•	Net sales of $919 million compared to $1.0 billion in the fourth quarter of 2015

•	GAAP net income of $9 million, or $0.26 per diluted share

•	Non-GAAP net income of $15 million, or $0.48 per diluted share

•	Non-GAAP adjusted EBITDA of $80 million, or 8.7% of net sales, compared to $111 million, or 11.1% of net sales, in the fourth quarter of 2015

•	Net cash provided by operating activities of $95 million

•	Non-GAAP free cash flow of $82 million

Full Year 2016 Highlights:

•	Net sales of $3.65 billion compared to $3.74 billion for full year 2015

•	GAAP net income of $106 million, or $3.23 per diluted share

•	Non-GAAP net income of $121 million, or $3.69 per diluted share

•	Non-GAAP adjusted EBITDA of $370 million, or 10.1% of net sales, compared to $398 million, or 10.6% of net sales for full year 2015

•	Company issues full-year 2017 guidance

“In our first quarter as a standalone company, we are pleased to have delivered results in line with our guidance,” said Thomas J. Quinlan III, LSC Communications’ Chairman and Chief Executive Officer. “In 2017, we expect to continue growing our industry-leading supply chain management services offering and are excited to execute our strategy as we enter our first full year as a standalone public company.”

Net Sales

Fourth quarter net sales were $919 million, down $85 million, or 8.5%, from the fourth quarter of 2015. After adjusting for the December 2, 2016 acquisition of Continuum, changes in foreign exchange rates, and pass-through paper sales, organic sales decreased 6.3% from the fourth quarter of 2015. The decrease in organic net sales was due to lower volume and price pressures in the Print segment.

GAAP Net Income

Fourth quarter 2016 net income was $9 million, or $0.26 per diluted share, compared to net income of $38 million, or $1.17 per diluted share, in the fourth quarter of 2015. The fourth quarter of 2016 includes $18 million of interest expense related to debt issued in connection with the October 1 separation from RR Donnelley & Sons Company, while no interest expense was allocated to LSC

LSC COMMUNICATIONS REPORTS FOURTH-QUARTER AND FULL-YEAR 2016 RESULTS

Communications in the fourth quarter of 2015. Also, fourth-quarter net income included after-tax charges of $6 million and $2 million in 2016 and 2015, respectively, both of which are excluded from the presentation of non-GAAP net income. Additional details regarding the amount and nature of these adjustments and other items are included in the attached schedules.

Non-GAAP Adjusted EBITDA and Non-GAAP Net Income

Non-GAAP adjusted EBITDA in the fourth quarter of 2016 was $80 million, or 8.7% of net sales, compared to $111 million, or 11.1% of net sales, in the fourth quarter of 2015. The decrease in non-GAAP adjusted EBITDA was primarily due to volume declines and price pressure in the Print segment, a lower LIFO reserve release in 2016 compared to 2015, and an increase in healthcare costs, partially offset by ongoing cost control initiatives.

Non-GAAP net income totaled $15 million, or $0.48 per diluted share, in the fourth quarter of 2016 compared to non-GAAP net income in the fourth quarter of 2015 of $40 million, or $1.21 per diluted share. The fourth quarter of 2016 includes $18 million of interest expense related to debt issued in connection with the separation from RR Donnelley, while no interest expense was allocated to LSC Communications in 2015 the fourth quarter of 2015. Reconciliations of net income to non-GAAP adjusted EBITDA and non-GAAP net income are presented in the attached schedules.

2017 Guidance

The Company provides the following full-year guidance for 2017:

Guidance
Net sales	$3.55 to $3.65 billion
Non-GAAP adjusted EBITDA margin	9.75% to 10.25%
Depreciation and amortization	$155 to $165 million
Interest expense	$68 to $72 million
Non-GAAP effective tax rate	33% to 36%
Capital expenditures	$60 to $65 million
Free cash flow (1)	$125 to $155 million
(1)	Free cash flow is defined as net cash provided by operating activities less capital expenditures

Certain components of the guidance given in the table above are provided on a non-GAAP basis only, without providing a reconciliation to guidance provided on a GAAP basis. Information is presented in this manner, consistent with SEC rules, because the preparation of such a reconciliation could not be accomplished without “unreasonable efforts.” The Company does not have access to certain information that would be necessary to provide such a reconciliation, including non-recurring items that are not indicative of the Company’s ongoing operations. Such items include, but are not limited to, restructuring charges, impairment charges, spinoff-related transaction expenses, pension settlement charges, acquisition-related expenses, gains or losses on investments and business disposals, losses on debt extinguishment and other similar gains or losses not reflective of the Company’s ongoing operations. The Company does not believe that excluding such items is likely to be significant to an assessment of the Company’s ongoing operations, given that such excluded items are not indicators of business performance.

LSC COMMUNICATIONS REPORTS FOURTH-QUARTER AND FULL-YEAR 2016 RESULTS

Conference Call

LSC Communications will host a conference call and simultaneous webcast to discuss its fourth-quarter results today, Thursday, February 23, at 10:00 a.m. Eastern Time (9:00 a.m. Central Time). The live webcast will be accessible on LSC Communications’ web site: www.lsccom.com. Individuals wishing to participate must register in advance at the following link. After registering, participants will receive dial-in numbers, a passcode, and a link to access the live event. A webcast replay will be archived on the Company’s web site for 90 days after the call.

About LSC Communications

LSC Communications (NYSE: LKSD) is a global leader in traditional and digital print, print-related services and office products that serves the needs of publishers, merchandisers and retailers. The Company’s service offering includes e-services, warehousing and fulfillment and supply chain management. LSC utilizes a broad portfolio of technology capabilities coupled with consultative attention to clients’ needs to increase speed to market, reduce costs, provide postal savings to customers and improve efficiencies. Strategically located operations provide local service and responsiveness while leveraging the economic, geographic and technological advantages of an international organization.

For more information about LSC Communications, visit www.lsccom.com.

Contact Information

Janet M. Halpin

Senior Vice President, Treasurer & Investor Relations

773.272.9275

investor.relations@lsccom.com

Use of non-GAAP Information

This news release contains certain non-GAAP measures. The Company believes that these non-GAAP measures, such as non-GAAP adjusted EBITDA, non-GAAP net income and free cash flow, when presented in conjunction with comparable GAAP measures, provide useful information about the Company’s operating results and liquidity and enhance the overall ability to assess the Company’s financial performance. The Company uses these measures, together with other measures of performance under GAAP, to compare the relative performance of operations in planning, budgeting and reviewing the performance of its business. Non-GAAP adjusted EBITDA, non-GAAP net income and free cash flow allow investors to make a more meaningful comparison between the Company’s core business operating results over different periods of time. The Company believes that non-GAAP adjusted EBITDA, non-GAAP net income and free cash flow, when viewed with the Company’s results under GAAP and the accompanying reconciliations, provides useful information about the Company’s business without regard to potential distortions. By eliminating potential differences in results of operations between periods caused by factors such as depreciation and amortization methods, historic cost and age of assets, financing and capital structures, taxation positions or regimes, restructuring, impairment and other charges and gain or loss on certain equity investments and asset sales, the Company believes that non-GAAP adjusted EBITDA and non-GAAP net income can provide useful additional basis for comparing the current performance of the underlying operations being evaluated. By adjusting for the level of capital investment in operations, the Company believes that free cash flow can provide useful additional basis for understanding the Company’s ability to generate cash after capital investment and provides a comparison to peers with differing capital intensity.

LSC COMMUNICATIONS REPORTS FOURTH-QUARTER AND FULL-YEAR 2016 RESULTS

Forward-Looking Statements

This news release may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this news release and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements, including risks associated with the ability of LSC Communications to perform as expected as a separate, independent entity and risks associated with the volatility and disruption of the capital and credit markets, and adverse changes in the global economy. Readers are strongly encouraged to read the full cautionary statements contained in LSC’s filings with the SEC. LSC disclaims any obligation to update or revise any forward-looking statements.

LSC COMMUNICATIONS REPORTS FOURTH-QUARTER 2016 RESULTS

LSC Communications, Inc.

Consolidated and Combined Balance Sheets

At December 31, 2016 and December 31, 2015

(in millions, except share and per share data)

(UNAUDITED)

	December 31, 2016	December 31, 2015
Assets
Cash and cash equivalents	$95	$95
Receivables, less allowances for doubtful accounts of $10 (2015: $11)	667	617
Inventories	193	218
Prepaid expenses and other current assets	21	30

Total Current Assets	976	960

Property, plant and equipment - net	608	718
Goodwill	84	81
Other intangible assets - net	131	148
Deferred income taxes	57	36
Other noncurrent assets	96	68

Total Assets	$1,952	$2,011

Liabilities
Accounts payable	$294	$289
Accrued liabilities	237	203
Short-term and current portion of long-term debt	52	2

Total Current Liabilities	583	494

Long-term debt	742	3
Pension liabilities	279	1
Deferred income taxes	2	152
Other noncurrent liabilities	106	84

Total Liabilities	1,712	734

Commitments and Contingencies
Equity
Common stock, $0.01 par value
Authorized: 65,000,000 shares
Issued: 32,449,669 shares in 2016	—	—
Additional paid-in capital	770	—
Retained earnings	1	—
Accumulated other comprehensive loss	(531)	(205)
Net parent company investment	—	1,482

Total Equity	240	1,277

Total Liabilities and Equity	$1,952	$2,011

On October 1, 2016, LSC Communications, Inc. (“the Company”) completed its separation from R.R. Donnelley & Sons (“RRD”). Prior to the separation, the Company’s combined financial statements were derived from RRD's consolidated financial statements and accounting records. On October 1, 2016, the Company recorded certain separation-related adjustments related to certain assets and liabilities which were distributed as part of the separation from RRD, resulting in a net $244 million decrease to equity. This primarily included a net benefit obligation of $358 million related to pension plans and workers’ compensation liabilities of $39 million, of which $11 million was short-term and $28 million was long-term, and a workers’ compensation recovery asset of $5 million.

LSC COMMUNICATIONS REPORTS FOURTH-QUARTER 2016 RESULTS

LSC Communications, Inc.

Consolidated and Combined Statements of Income

For the Three and Twelve Months Ended December 31, 2016 and 2015

(in millions, except per share data)

(UNAUDITED)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2 0 1 6	2 0 1 5	2 0 1 6	2 0 1 5

Net sales	$919	$1,004	$3,654	$3,743
Cost of sales (1)	708	765	2,823	2,874
Cost of sales with RRD and affiliates (1)	73	60	208	216

Total cost of sales	781	825	3,031	3,090
Selling, general and administrative expenses (SG&A) (1)	63	69	259	280
Restructuring, impairment and other charges - net	7	5	18	57
Depreciation and amortization	41	47	171	181
Income from operations	27	58	175	135
Interest expense (income) - net	18	—	18	(3)
Investment and other income - net	(1)	—	—	—
Income before income taxes	10	58	157	138
Income tax expense	1	20	51	64

Net income	$9	$38	$106	$74

Net income per share:
Basic net earnings per share	$0.26	$1.17	$3.25	$2.27
Diluted net earnings per share	$0.26	$1.17	$3.23	$2.27
Weighted average number of common shares outstanding:
Basic	32.5	32.4	32.5	32.4
Diluted	32.8	32.4	32.8	32.4
Additional information:
Gross margin (1)	15.0%	17.8%	17.0%	17.4%
SG&A as a % of net sales (1)	6.9%	6.9%	7.1%	7.5%
Operating margin	2.9%	5.8%	4.8%	3.6%
Effective tax rate	10.0%	34.5%	32.5%	46.4%

(1)	Exclusive of depreciation and amortization
(2)	On October 1, 2016, RRD distributed approximately 26.2 million shares of LSC Communications common stock to RRD shareholders. RRD retained an additional 6.2 million shares. For periods shown above prior to the separation, basic and diluted earnings per share and the average number of shares outstanding were retrospectively restated for the number of LSC Communications, Inc. shares outstanding immediately following the separation, 32.4 million shares.

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

LSC Communications, Inc.

Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Three and Twelve Months Ended December 31, 2016 and 2015

(in millions)

(UNAUDITED)

	For the Twelve Months Ended	For the Three Months Ended
	December 31, 2016	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
GAAP net income	$106	$9	$38	$28	$31
Adjustments:
Restructuring, impairment and other charges - net (1)	18	7	3	5	3
Spinoff-related transaction expenses (2)	5	4	1	—	—
Pension settlement charge (3)	1	—	—	1	—
Depreciation and amortization	171	41	40	44	46
Interest expense-net	18	18	1	(1)	—
Income tax expense	51	1	18	16	16

Total Non-GAAP adjustments	264	71	63	65	65
Non-GAAP adjusted EBITDA	$370	$80	$101	$93	$96

Net sales	$3,654	$919	$949	$906	$880
Non-GAAP adjusted EBITDA margin %	10.1%	8.7%	10.6%	10.3%	10.9%

	For the Twelve Months Ended	For the Three Months Ended
	December 31, 2015	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
GAAP net income	$74	$38	$15	$12	$9
Adjustments:
Restructuring, impairment and other charges - net (1)	57	5	25	21	6
Acquisition-related expenses (4)	14	—	—	3	11
Purchase accounting inventory adjustments (5)	11	1	7	3	—
Depreciation and amortization	181	47	48	43	43
Interest income-net	(3)	—	(1)	(1)	(1)
Income tax expense	64	20	31	7	6

Total Non-GAAP adjustments	324	73	110	76	65
Non-GAAP adjusted EBITDA	$398	$111	$125	$88	$74

Net sales	$3,743	$1,004	$999	$879	$861
Non-GAAP adjusted EBITDA margin %	10.6%	11.1%	12.5%	10.0%	8.6%

(1)	Restructuring, impairment and other charges - net: Pre-tax charges for employee termination costs, lease termination, other costs, multi-employer pension plan withdrawal obligations, and impairment of intangible assets and other long-lived assets.

(2)	Spinoff-related transaction expenses: One-time transaction expenses associated with the separation from RRD.

(3)	Pension settlement charge: Pre-tax charge recognized for lump-sum pension settlement payments.

(4)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed acquisitions.

(5)	Purchase accounting inventory adjustments: Recognition of charges as a result of inventory purchase accounting adjustments.

LSC COMMUNICATIONS REPORTS FOURTH-QUARTER 2016 RESULTS

LSC Communications, Inc.

Reconciliation of GAAP to Non-GAAP Measures

For the Three Months Ended December 31, 2016 and 2015

(in millions, except per share data)

(UNAUDITED)

	For the Three Months Ended December 31, 2016		For the Three Months Ended December 31, 2015
	Net income	Net income per diluted share	Net income	Net income per diluted share
GAAP basis measures	$9	$0.26	$38	$1.17
Non-GAAP adjustments:
Restructuring, impairment and other charges - net (1)	4	0.14	4	0.11
Spinoff-related transaction expenses (2)	2	0.08	—	—
Income tax adjustment (3)	—	—	(3)	(0.09)
Purchase accounting inventory adjustment (4)	—	—	1	0.02

Total Non-GAAP adjustments	6	0.22	2	0.04

Non-GAAP measures	$15	$0.48	$40	$1.21

(1)	Restructuring, impairment and other charges - net: Operating results for the three months ended December 31, 2016 and 2015 were affected by the following pre-tax restructuring charges of $7 million ($4 million after-tax) and $5 million ($4 million after-tax), respectively:

	2016	2015
Employee termination costs (a)	$4	$2
Other restructuring charges (b)	3	2
Impairment charges - net (c)	(1)	—
Other charges (d)	1	1

Total restructuring, impairment and other charges - net	$7	$5

(a)	For the three months ended December 31, 2016, employee termination costs resulted from the expected closure of another facility in the first quarter of 2017 and the reorganization of certain operations. For the three months ended December 31, 2015, employee termination costs resulted from the reorganization of certain operations.

(b)	Includes lease termination and other facility costs.

(c)	Impairment charges primarily related to gain on the sale of previously impaired assets for the three months ended December 31, 2016.

(d)	Other charges related to the Company's multi-employer pension plan withdrawal obligations unrelated to facility closures.

(2)	Spinoff-related transaction expenses: Included pre-tax charges of $4 million ($2 million after-tax) for one-time transaction expenses associated with the separation from RRD for the three months ended December 31, 2016.

(3)	Income tax adjustment: Included a tax benefit of $3 million that was recorded due to an unfavorable court decision related to payment of prior year taxes in an international jurisdiction for the three months ended December 31, 2015.

(4)	Purchase accounting inventory adjustment: Included a pre-tax charge of $1 million ($1 million after-tax) as a result of an inventory purchase accounting adjustment for Courier Corporation ("Courier") for the three months ended December 31, 2015.

Note: The income tax impact is calculated using the tax rate in effect for the non-GAAP adjustments.

LSC COMMUNICATIONS REPORTS FOURTH-QUARTER 2016 RESULTS

LSC Communications, Inc.

Reconciliation of GAAP to Non-GAAP Measures

For the Twelve Months Ended December 31, 2016 and 2015

(in millions, except per share data)

(UNAUDITED)

	For the Twelve Months Ended December 31, 2016		For the Twelve Months Ended December 31, 2015
	Net income	Net income per diluted share	Net income	Net income per diluted share
GAAP basis measures	$106	$3.23	$74	$2.27
Non-GAAP adjustments:
Restructuring, impairment and other charges - net (1)	12	0.37	39	1.20
Spinoff-related transaction expenses (2)	3	0.09	—	—
Acquisition-related expenses (3)	—	—	13	0.40
Purchase accounting inventory adjustment (4)	—	—	7	0.21
Income tax adjustment (5)	—	—	6	0.19

Total Non-GAAP adjustments	15	0.46	65	2.00

Non-GAAP measures	$121	$3.69	$139	$4.27

(1)	Restructuring, impairment and other charges—net: Operating results for the twelve months ended December 31, 2016 and 2015 were affected by the following pre-tax restructuring charges of $18 million ($12 million after-tax) and $57 million ($39 million after-tax), respectively:

	2016	2015
Employee termination costs (a)	$8	$20
Other restructuring charges (b)	7	7
Impairment charges - net (c)	—	8
Other charges (d)	3	22

Total restructuring, impairment and other charges - net	$18	$57

(a)	For the twelve months ended December 31, 2016, employee termination costs resulted from one facility closure in the Print segment, the expected closure of another facility in the first quarter of 2017 and the reorganization of certain operations. For the twelve months ended December 31, 2015, employee termination costs resulted from the closure of two facilities in the Print segment, the integration of Courier and the reorganization of certain operations.

(b)	Includes lease termination and other facility costs.

(c)	Impairment charges primarily related to buildings, machinery and equipment associated with facility closings.

(d)	For the twelve months ended December 31, 2016, other charges related to the Company's multi-employer pension plan withdrawal obligations unrelated to facility closures. For the twelve months ended December 31, 2015, the Company recorded other charges, including integration charges of $19 million for payments made to certain Courier employees upon the termination of Courier’s executive severance plan, immediately prior to the acquisition.

(2)	Spinoff-related transaction expenses: Included pre-tax charges of $5 million ($3 million after-tax) for one-time transaction expenses associated with the separation from RRD for the twelve months ended December 31, 2016.

(3)	Acquisition-related expenses: For the twelve months ended December 31, 2015, pre-tax charges of $14 million ($13 million after-tax) related to legal, accounting and other expenses associated with completed acquisitions.

(4)	Purchase accounting inventory adjustment: Included pre-tax charges of $11 million ($7 million after-tax) as a result of an inventory purchase accounting adjustment for Courier for the twelve months ended December 31, 2015.

(5)	Income tax adjustment: Included tax expense of $6 million that was recorded due to an unfavorable court decision related to payment of prior year taxes in an international jurisdiction for the twelve months ended December 31, 2015.

Note: The income tax impact is calculated using the tax rate in effect for the non-GAAP adjustments.

LSC COMMUNICATIONS REPORTS FOURTH-QUARTER 2016 RESULTS

LSC Communications, Inc.

Segment GAAP to Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Three Months Ended December 31, 2016 and 2015

(in millions)

(UNAUDITED)

	Print	Office Products	Corporate	Consolidated
For the Three Months Ended December 31, 2016
Net sales	$789	$130	$—	$919
Income (loss) from operations	27	16	(16)	27
Operating margin %	3.4%	12.3%	nm	2.9%
Investment and other income-net	—	—	(1)	(1)

Non-GAAP Adjustments
Depreciation and amortization	36	4	1	41
Restructuring charges - net	6	—	1	7
Spinoff-related transaction expenses	—	—	4	4
Impairment charges - net	(1)	—	—	(1)
Other charges	1	—	—	1

Total Non-GAAP adjustments	42	4	6	52

Non-GAAP Adjusted EBITDA	$69	$20	$(9)	$80
Non-GAAP Adjusted EBITDA margin %	8.7%	15.4%	nm	8.7%
Capital expenditures	$11	$—	$2	$13

For the Three Months Ended December 31, 2015
Net sales	$873	$131	$—	$1,004
Income from operations	43	10	5	58
Operating margin %	4.9%	7.6%	nm	5.8%

Non-GAAP Adjustments
Depreciation and amortization	43	4	—	47
Restructuring charges - net	3	1	—	4
Other charges	1	—	—	1
Purchase accounting inventory adjustment	1	—	—	1

Total Non-GAAP adjustments	48	5	—	53
Non-GAAP Adjusted EBITDA	$91	$15	$5	$111
Non-GAAP Adjusted EBITDA margin %	10.4%	11.5%	nm	11.1%
Capital expenditures	$9	$1	$—	$10

nm	Not meaningful

LSC COMMUNICATIONS REPORTS FOURTH-QUARTER 2016 RESULTS

LSC Communications, Inc.

Segment GAAP to Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Twelve Months Ended December 31, 2016 and 2015

(in millions)

(UNAUDITED)

	Print	Office Products	Corporate	Consolidated
For the Twelve Months Ended December 31, 2016
Net sales	$3,127	$527	$—	$3,654
Income (loss) from operations	141	54	(20)	175
Operating margin %	4.5%	10.2%	nm	4.8%

Non-GAAP Adjustments
Depreciation and amortization	154	15	2	171
Restructuring charges - net	12	—	3	15
Other charges	3	—	—	3
Pension settlement charge	—	—	1	1
Spinoff-related transaction expenses	—	—	5	5

Total Non-GAAP adjustments	169	15	11	195

Non-GAAP Adjusted EBITDA	310	69	(9)	370
Non-GAAP Adjusted EBITDA margin %	9.9%	13.1%	nm	10.1%
Capital expenditures	$39	$3	$6	$48

For the Twelve Months Ended December 31, 2015
Net sales	$3,181	$562	$—	$3,743
Income (loss) from operations	96	47	(8)	135
Operating margin %	3.0%	8.4%	nm	3.6%

Non-GAAP Adjustments
Depreciation and amortization	164	16	1	181
Restructuring charges - net	24	3	—	27
Other charges	22	—	—	22
Acquisition-related expenses	—	—	14	14
Purchase accounting inventory adjustment	11	—	—	11
Impairment charges - net	7	1	—	8

Total Non-GAAP adjustments	228	20	15	263
Non-GAAP Adjusted EBITDA	324	67	7	398
Non-GAAP Adjusted EBITDA margin %	10.2%	11.9%	nm	10.6%
Capital expenditures	$38	$4	$—	$42

nm	Not meaningful

LSC COMMUNICATIONS REPORTS FOURTH-QUARTER 2016 RESULTS

LSC Communications, Inc.

Consolidated and Combined Statements of Cash Flows

For the Twelve Months Ended December 31, 2016 and 2015

(in millions)

(UNAUDITED)

	2016	2015
Net income	$106	$74
Adjustment to reconcile net income to net cash provided by operating activities
Impairment charges	—	8
Depreciation and amortization	171	181
Provision for doubtful accounts receivable	6	3
Share-based compensation	8	6
Deferred income taxes	(18)	(38)
Changes in uncertain tax positions	—	7
Other	(2)	(1)
Changes in operating assets and liabilities - net of acquisition:
Accounts receivable - net	(52)	(2)
Inventories	29	24
Prepaid expenses and other current assets	(7)	21
Accounts payable	13	2
Income taxes payable and receivable	1	11
Accrued liabilities and other	(24)	(21)

Net cash provided by operating activities	$231	$275

Capital expenditures	(48)	(42)
Acquisition of businesses, net of cash acquired	(8)	(111)
Proceeds from sales of other assets	6	8
Transfers from restricted cash	9	—
Other investing activities	—	24

Net cash used in investing activities	$(41)	$(121)

Proceeds from issuance of long-term debt	816	—
Payments of current maturities and long-term debt	(17)	(72)
Debt issuance costs	(20)	—
Dividends paid	(8)	—
Payments to RRD	(13)	—
Net transfers to Parent and affiliates	(945)	(100)

Net cash used in financing activities	$(187)	$(172)

Effect of exchange rate on cash and cash equivalents	(3)	(12)

Net decrease in cash and cash equivalents	$—	(30)

Cash and cash equivalents at beginning of period	95	125

Cash and cash equivalents at end of period	$95	$95

Supplemental non-cash disclosure:
Assumption of warehousing equipment related to customer contract	$9	$—
Issuance of 8.0 million shares of RRD stock for acquisition of a business	$—	$154

LSC COMMUNICATIONS REPORTS FOURTH-QUARTER RESULTS

LSC Communications, Inc.

Consolidated and Combined Statements of Cash Flows

(in millions)

(UNAUDITED)

Additional Information:

	2016	2015
For the Twelve Months Ended December 31:
Net cash provided by operating activities	$231	$275
Less: capital expenditures	48	42

Free cash flow	$183	$233

For the Nine Months Ended September 30:
Net cash provided by operating activities	$136	$156
Less: capital expenditures	35	32

Free cash flow	$101	$124

For the Three Months Ended December 31:
Net cash provided by operating activities	$95	$119
Less: capital expenditures	13	10

Free cash flow	$82	$109

LSC COMMUNICATIONS REPORTS FOURTH-QUARTER 2016 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales

For the Three Months Ended December 31, 2016 and 2015

(in millions)

(UNAUDITED)

	Print	Office Products	Consolidated
For the Three Months Ended December 31, 2016
Reported net sales	$789	$130	$919
Adjustments (1)	8	—	8
Pro forma net sales	$797	$130	$927

For the Three Months Ended December 31, 2015
Reported net sales	$873	$131	$1,004
Adjustments (1)	13	—	13

Pro forma net sales	$886	$131	$1,017

Net sales change
Reported net sales	(9.6%)	(0.8%)	(8.5%)
Pro forma net sales	(10.0%)	(0.8%)	(8.8%)

Supplementary non-GAAP information:
Year-over-year impact of changes in foreign exchange (FX) rates	(0.7%)	(0.8%)	(0.7%)
Year-over-year impact of changes in pass-through paper sales	(2.0%)	—%	(1.8%)

Net organic sales change (2)	(7.3%)	—%	(6.3%)

The reported results of the Company include the results of acquired business from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended December 31, 2016 and December 31, 2015 to pro forma net sales as if the acquisitions took place as of January 1, 2015 for the purposes of this schedule.

(1)	Adjusted for net sales of acquired business: For the three months ended December 31, 2016 and 2015, the adjustment to net sales of an acquired business reflects the net sales of Continuum Management Company, Inc. ("Continuum") (acquired December 2, 2016).
(2)	Adjusted for net sales of acquired business, the impact of changes in FX rates and pass-through paper sales.

LSC COMMUNICATIONS REPORTS FOURTH-QUARTER 2016 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales

For the Twelve Months Ended December 31, 2016 and 2015

(in millions)

(UNAUDITED)

	Print	Office Products	Consolidated
For the Twelve Months Ended December 31, 2016
Reported net sales	$3,127	$527	$3,654
Adjustments (1)	44	—	44

Pro forma net sales	$3,171	$527	$3,698

For the Twelve Months Ended December 31, 2015
Reported net sales	$3,181	$562	$3,743
Adjustments (1)	168	—	168

Pro forma net sales	$3,349	$562	$3,911

Net sales change
Reported net sales	(1.7%)	(6.2%)	(2.4%)
Pro forma net sales	(5.3%)	(6.2%)	(5.4%)
Supplementary non-GAAP information:
Year-over-year impact of changes in foreign exchange (FX) rates	(0.9%)	(0.5%)	(0.9%)
Year-over-year impact of changes in pass-through paper sales	(1.2%)	—%	(1.0%)
Net organic sales change (2)	(3.2%)	(5.7%)	(3.5%)

The reported results of the Company include the results of acquired businesses from the acquisition dates forward. The Company has provided this schedule to reconcile reported net sales for the twelve months ended December 31, 2016 and December 31, 2015 to pro forma net sales as if the acquisitions took place as of January 1, 2015 for the purposes of this schedule.

(1)	Adjusted for net sales of acquired businesses: For the twelve months ended December 31, 2016, the adjustment to net sales of an acquired business reflects the net sales of Continuum (acquired December 2, 2016). For the twelve ended December 31, 2015, the adjustment for net sales of acquired businesses reflects the net sales of Continuum and Courier (acquired June 8, 2015).
(2)	Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales.

LSC COMMUNICATIONS REPORTS FOURTH-QUARTER 2016 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales - Print Segment

For the Three Months Ended December 31, 2016 and 2015

(in millions)

(UNAUDITED)

	Magazines, Catalogs, and Retail Inserts	Book	Europe	Directories	Print
For the Three Months Ended December 31, 2016
Reported net sales	$441	$256	$63	$29	$789
Adjustments (1)	8	—	—	—	8

Pro forma net sales	$449	$256	$63	$29	$797

For the Three Months Ended December 31, 2015
Reported net sales	$496	$254	$83	$40	$873
Adjustments (1)	13	—	—	—	13

Pro forma net sales	$509	$254	$83	$40	$886

Net sales change
Reported net sales	(11.1%)	0.8%	(24.1%)	(27.5%)	(9.6%)
Pro forma net sales	(11.8%)	0.8%	(24.1%)	(27.5%)	(10.0%)

Supplementary non-GAAP information:
Year-over-year impact of changes in foreign exchange (FX) rates	(0.6%)	—%	(3.6%)	—%	(0.7%)
Year-over-year impact of changes in pass-through paper sales	(3.5%)	2.0%	—%	(12.5%)	(2.0%)

Net organic sales change (2)	(7.7%)	(1.2%)	(20.5%)	(15.0%)	(7.3%)

The reported results of the Company include the results of acquired business from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended December 31, 2016 and 2015 to pro forma net sales as if the acquisition took place as of January 1, 2015 for purposes of this schedule.

(1)	Adjusted for net sales of acquired business: For the three months ended December 31, 2016 and 2015, the adjustment to net sales of an acquired business reflects the net sales of Continuum (acquired December 2, 2016).
(2)	Adjusted for net sales of acquired business, the impact of changes in FX rates and pass-through paper sales.

LSC COMMUNICATIONS REPORTS FOURTH-QUARTER 2016 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales — Print Segment

For the Twelve Months Ended December 31, 2016 and 2015

(in millions)

(UNAUDITED)

	Magazines, Catalogs, and Retail Inserts	Book	Europe	Directories	Print
For the Twelve Months Ended December 31, 2016
Reported net sales	$1,632	$1,097	$272	$126	$3,127
Adjustments (1)	44	—	—	—	44

Pro forma net sales	$1,676	$1,097	$272	$126	$3,171

For the Twelve Months Ended December 31, 2015
Reported net sales	$1,807	$925	$305	$144	$3,181
Adjustments (1)	50	118	—	—	168

Pro forma net sales	$1,857	$1,043	$305	$144	$3,349

Net sales change
Reported net sales	(9.7%)	18.6%	(10.8%)	(12.5%)	(1.7%)
Pro forma net sales	(9.7%)	5.2%	(10.8%)	(12.5%)	(5.3%)

Supplementary non-GAAP information:
Year-over-year impact of changes in foreign exchange (FX) rates	(1.0%)	—%	(4.3%)	—%	(0.9%)
Year-over-year impact of changes in pass-through paper sales	(3.6%)	3.4%	—%	(6.3%)	(1.2%)

Net organic sales change (2)	(5.1%)	1.8%	(6.5%)	(6.2%)	(3.2%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the twelve months ended December 31, 2016 and 2015 to pro forma net sales as if the acquisitions took place as of January 1, 2015 for purposes of this schedule.

(1)	Adjusted for net sales of acquired businesses: For the twelve months ended December 31, 2016, the adjustment for net sales of an acquired business reflects the net sales of Continuum (acquired December 2, 2016). For the twelve months ended December 31, 2015, the adjustment for net sales of an acquired businesses reflects the net sales of Courier (acquired June 8, 2015) and Continuum.
(2)	Adjusted for net sales of acquired business, the impact of changes in FX rates and pass-through paper sales.

LSC COMMUNICATIONS REPORTS FOURTH-QUARTER 2016 RESULTS

LSC Communications, Inc.

Debt and Liquidity Summary

As of December 31, 2016

(in millions)

(UNAUDITED)

Total Liquidity (1)	December 31, 2016
Cash	$95
Stated amount of the Revolving Credit Facility (2)	400
Less: availability reduction from covenants	—

Amount available under the Revolving Credit Facility	400

Usage
Borrowings under credit agreement	—
Impact on availability related to outstanding letters of credit (3)	12

12
Net Available Liquidity	$483

Short-term and current portion of long-term debt	$52
Long-term debt	742

Total debt	$794

Non-GAAP adjusted EBITDA for the twelve months ended December 31, 2016	$370
Non-GAAP Gross Leverage (defined as total debt divided by non-GAAP adjusted EBITDA)	2.1x

(1)	Liquidity does not include uncommitted credit facilities, located primarily outside of the U.S.

(2)	The Company has a $400 million senior secured revolving credit agreement (the “Revolving Credit Facility”) which expires on September 30, 2021. The Revolving Credit Facility is subject to a number of covenants, including, but not limited to, a minimum Interest Coverage Ratio and a maximum Leverage Ratio, as defined in and calculated pursuant to the Revolving Credit Facility, that, in part, restrict the Company’s ability to incur additional indebtedness, create liens, engage in mergers and consolidations, make restricted payments and dispose of certain assets. There were no borrowings under the Revolving Credit Facility as of December 31, 2016.

(3)	Net available liquidity was reduced by $12 million of outstanding letters of credit. The Company expects additional letters of credit related to the Company’s workers compensation plan will be in place which will further reduce the availability by approximately $35 million to $45 million.

(4)	On February 2, 2017, the Company paid in advance the full amount of required amortization payments, $50 million, for the year ended December 31, 2017 for the $375 million senior secured term loan B facility (the “Term Loan Facility”).